Stockholders' equity	6 Months Ended
Dec. 31, 2015
Stockholders' equity
Stockholders' equity

Note 9 — Stockholders’ equity

Ordinary shares

Each holder of ordinary shares is entitled to one vote, on a show of hands and one vote per share on a poll, at general meetings of the Company. On the winding up of the Company, the assets of the Company available for distribution to holders remaining after payment of all other debts and liabilities of the Company shall be paid to the shareholders in proportion to the number of shares held by each of them.

The Directors have the authority to allot new shares or to grant rights to subscribe for or to convert any security into shares in the Company up to a maximum aggregate nominal amount of £150,000. This authority will expire on December 17, 2020.

Initial public offering

On May 11, 2015, the Company closed its IPO on NASDAQ, issuing 11,250,000 American Depositary Shares representing 67,500,000 ordinary shares with nominal value of $104,000 (£67,500) for proceeds of $175,989,000, net of issuance costs of $13,387,000.

Corporate reorganization

On April 1, 2015, the Company completed a corporate reorganization. Pursuant to the first stage of this reorganization, on February 23, 2015, all shareholders of Adaptimmune Limited exchanged each of the Series A Preferred Shares and ordinary shares held by them for newly issued Series A Preferred Shares and ordinary shares of Adaptimmune Therapeutics Limited on a one-for-100 basis, resulting in Adaptimmune Limited becoming a wholly-owned subsidiary of Adaptimmune Therapeutics Limited. On April 1, 2015, pursuant to the final step in the corporate reorganization, Adaptimmune Therapeutics Limited re-registered as a public limited company with the name Adaptimmune Therapeutics plc.

On March 20, 2015 Adaptimmune Limited share options over ordinary shares granted to directors and employees under share option plans that were in existence immediately prior to the reorganization were exchanged for share options over ordinary shares of Adaptimmune Therapeutics plc on a one-for-100 basis with no change in any of the terms or conditions.

Adaptimmune Therapeutics plc’s Board, management and corporate governance arrangements, and consolidated assets and liabilities immediately following the reorganization were the same as Adaptimmune Limited immediately before the reorganization.

Convertible preferred shares

In September 2014, Adaptimmune Limited issued 1,758,418 Series A Preferred Shares for net consideration of $98,872,000 after the deduction of fees of $4,949,000. In February 2015, the Series A Preferred Shares were exchanged for Series A Preferred Shares of Adaptimmune Therapeutics Limited on a one-for-100 basis. The Series A Preferred Shares were convertible into ordinary shares at the option of the holder at an initial rate of 1:1 reducing to 2:1 on the third anniversary of the issuance, or on the occurrence of an initial public offering at a rate of 1:1 reducing from 1:1 on the first anniversary of the issuance to 2:1 on the third anniversary of the issuance.

The Series A Preferred Shares were converted into ordinary shares at a rate of 1:1 immediately prior to the Company’s initial public offering on NASDAQ in May 2015.